United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-23174

(Investment Company Act File Number)

Federated Project and Trade Finance Tender Fund

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

Peter J. Germain, Esquire

Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(412) 288-1900

(Registrant's Telephone Number)

Date of Fiscal Year End: 03/31/2020

Date of Reporting Period: 03/31/2020

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2020

Federated Project and Trade Finance Tender Fund
Fund Established 2016

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Portfolio of Investments Summary Table (unaudited)
At March 31, 2020, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Trade Finance Agreements	86.7%
Derivative Contracts[2]	0.2%
Cash Equivalents[3]	11.1%
Other Assets and Liabilities—Net[4]	2.0%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2020
Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—86.7%
		Basic Industry - Building Materials—2.3%
$1,500,000		Southwire Co., LLC, 1.768%, 4/3/2020	3/23/2020	$1,499,189	$1,500,000
		Basic Industry - Chemicals—1.7%
400,399	[2]	Kuwait Paraxylen, Revolver, 1.640% (1-month USLIBOR +0.700%), 6/15/2021	5/9/2019– 12/11/2019	398,597	391,529
733,618	[2]	Kuwait Paraxylen, Term Loan, 1.640% (1-month USLIBOR +0.700%), 6/15/2021	5/9/2019	730,142	717,869
		TOTAL			1,109,398
		Basic Industry - Forestry/Paper—1.6%
1,050,000	[2]	Bahia Cellulose, 3.611% (1-month USLIBOR +3.000%), 7/18/2023	11/20/2017	1,051,575	1,002,681
		Basic Industry - Metals/Mining Excluding Steel—3.0%
1,329,545	[2]	Harmony Gold Mining Co. Ltd., 4.959% (3-month USLIBOR +0.030%), 9/30/2022	7/31/2018– 10/2/2019	1,329,545	1,238,234
694,444	[2]	Suek Tranche B, 3.923% (1-month USLIBOR +3.000%), 5/17/2022	11/24/2017– 10/10/2017	694,444	659,114
		TOTAL			1,897,348
		Basic Industry - Steel Producers/Products—3.2%
1,375,000	[2]	Ferrexpo AG, 6.241% (3-month USLIBOR +4.500%), 11/6/2022	3/7/2018– 11/6/2019	1,366,773	1,301,139
768,219	[2]	Metinvest BV, 5.361% (1-month USLIBOR +4.750%), 10/18/2022	11/19/2018	747,476	716,969
		TOTAL			2,018,108
		Capital Goods - Aerospace & Defense—0.6%
407,408	[2]	Gulf Air BSC, 4.000% (1-month USLIBOR +3.250%), 1/19/2022	3/27/2017	408,019	388,401
		Consumer Goods - Food - Wholesale—9.1%
1,000,000		Dansk Landbrugs Grovvarseslskab AMBA, 1.850%, 4/27/2020	3/13/2020	997,893	998,417
966,169		Egypt, Government of, 4.164% - 4.586%, 6/22/2020	5/15/2019– 6/25/2019	966,169	961,207
273,064		Gambia, Government of, 4.857% - 5.745%, 8/31/2020	7/5/2019– 9/5/2019	273,065	265,417
1,428,571	[2]	Ghana Cocoa Board, 1.539% (1-month USLIBOR +0.550%), 8/31/2020	9/30/2019– 12/16/2019	1,428,571	1,403,943
Annual Shareholder Report

Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—continued
		Consumer Goods - Food - Wholesale—continued
$1,000,000	[2]	Olam Nigeria, 2.137% (3-month USLIBOR +1.050%), 6/4/2020	2/28/2019	$1,000,000	$990,103
500,000		PT Pacific Indopalm Industries, 3.660%, 5/29/2020	3/5/2019– 3/14/2019	500,000	493,644
894,737	[2,3,4]	Vicentin SAIC II, 7.832% (3-month USLIBOR +6.000%), 1/15/2024	1/8/2018– 2/21/2018	894,737	715,789
		TOTAL			5,828,520
		Consumer Goods - Personal & Household Products—1.1%
682,802		PT Pan Brothers TBK, 3.431% - 3.597%, 6/12/2020	12/17/2019– 2/12/2020	682,802	681,664
		Energy - Exploration & Production—11.9%
194,605	[2]	FPF003 PTE Ltd. Singapore, Inc., 3.800% (3-month USLIBOR +2.350%), 12/31/2021	12/19/2019	193,632	189,649
1,095,309	[2]	FPF005 PTE Ltd. Singapore, Inc., 4.050% (3-month USLIBOR +2.600%), 8/13/2024	12/19/2019	1,089,833	1,038,879
1,077,357	[2]	Heston BV, 3.039% (1-month USLIBOR +2.050%), 8/31/2022	11/15/2019	1,076,938	1,011,603
875,000	[2]	Kosmos Energy, 3.994% (1-month USLIBOR +3.250%), 3/31/2025	9/23/2019	868,467	799,366
1,000,000	[2]	Petrobras Oil & Gas B.V., 5.916% (12-month USLIBOR +6.500%), 12/5/2024	9/17/2019	992,500	938,296
1,000,000	[2]	SOCAR Energy '18, 3.894% (12-month USLIBOR +2.200%), 11/8/2023	11/26/2019	995,500	920,222
892,857	[2]	SOCAR Energy, 4.951% (6-month USLIBOR +2.400%), 5/22/2020	6/10/2019	892,857	888,359
441,177	[2]	Sonangol, 4.850% (3-month USLIBOR +3.400%), 7/30/2021	4/3/2017	425,552	401,748
1,500,000	[2]	Yibal Export Pdo, 3.447% (1-month USLIBOR +1.600%), 6/30/2023	3/20/2019	1,495,750	1,426,145
		TOTAL			7,614,267
		Energy - Integrated Energy—4.8%
341,255		Burkina Faso, Government of, 4.212% - 4.246%, 6/8/2020	11/18/2019– 12/10/2019	341,255	341,255
2,000,000		Puma International Financing SA, 5.870%, 1/20/2023	9/30/2019	1,928,000	1,857,460
920,000	[2]	Staatsolie Maatschappij Suriname NV, 6.807% (3-month USLIBOR +5.125%), 5/23/2025	6/21/2019	920,000	863,055
		TOTAL			3,061,770
Annual Shareholder Report

Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—continued
		Energy - Oil Field Equipment & Services—3.3%
$500,000		Ancap OPU, 1.563%, 6/2/2020	3/13/2020	$500,000	$498,685
273,863		Aramco OPU, 1.286%, 4/27/2020	3/13/2020	273,863	273,712
270,402		Engen Petroleum Ltd., 2.741%, 4/27/2020	2/4/2020	270,402	270,330
477,176		HPCL Mittal Ltd., 1.711%, 4/28/2020	3/18/2020	477,176	476,542
609,742		Italiana Petroli Spa, 2.046%, 4/20/2020	2/19/2020– 2/20/2020	609,742	609,454
		TOTAL			2,128,723
		Energy - Oil Refining and Marketing—5.5%
857,328	[2]	Dangote, 8.090% (6-month USLIBOR +6.500%), 8/31/2023	2/6/2017– 10/22/2018	848,585	812,034
532,728		Maldives, Government of, 3.515% - 4.422%, 9/8/2020	1/13/2020– 3/26/2020	532,728	526,241
1,000,000		Pakistan, Government of, 4.359% - 5.043%, 9/8/2020	5/17/2019– 9/10/2019	1,000,000	994,390
316,801		Pakistan, Government of, 4.904% - 4.909%, 4/9/2020	4/9/2019– 4/16/2019	316,801	316,432
900,105	[2]	Trafigura PTE, 3.603% (1-month USLIBOR +2.000%), 12/31/2020	11/29/2019	1,000,137	890,756
		TOTAL			3,539,853
		Finance/Banks/Brokers—7.2%
1,000,000	[2]	ABC International Bank PLC, 2.553% (3-month USLIBOR +0.850%), 8/15/2020	8/14/2019	1,000,000	993,742
1,000,000	[2]	Banco del Pacifico, 7.158% (3-month USLIBOR +5.000%), 5/15/2024	3/21/2019	1,000,000	960,888
166,667	[2]	Banco Supervielle SA, 4.541% (3-month USLIBOR +2.850%), 11/15/2020	6/28/2018	165,583	164,973
1,500,000	[2]	Doha Bank, 1.484% (3-month USLIBOR +0.700%), 6/12/2020	10/8/2019	1,500,000	1,494,793
1,000,000		Zenith Bank PLC, 3.321%, 8/5/2020	9/18/2019	1,000,000	966,207
		TOTAL			4,580,603
		Foreign Sovereign—16.3%
EUR 1,000,000	[2]	Bank of Industry Ltd.—Central Bank of Nigeria, 4.500% (3-month EURIBOR +4.500%), 2/14/2025	3/10/2020– 3/17/2020	1,115,825	1,058,306
$875,000	[2]	Bank of Kigali Ltd., 8.503% (3-month USLIBOR +6.250%), 10/19/2021	6/19/2017	875,000	835,892
EUR 600,000		Burkina Faso, Government of, 3.300%, 12/14/2020	3/12/2020	664,890	648,017
1,000,000	[2]	Cote d'Ivoire RC, 2.730% (6-month EURIBOR +0.000%), 7/6/2020	1/16/2020	1,113,749	1,094,272
Annual Shareholder Report

Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—continued
		Foreign Sovereign—continued
EUR 1,000,000		Cote d'Ivoire, Government of, 4.950%, 12/31/2025	9/4/2019	$1,103,150	$1,024,633
$500,000	[2]	Ethiopian Railway Corp., 5.941% (6-month USLIBOR +3.750%), 8/1/2021	5/4/2017	500,000	483,674
333,333	[2]	JSC Partnership, 5.973% (12-month USLIBOR +4.000%), 9/22/2020	9/22/2017	337,900	326,989
EUR 1,500,000	[2]	Kenya, Government of, 6.350% (6-month EURIBOR +6.350%), 3/6/2026	2/5/2020	1,698,514	1,565,923
$714,286	[2]	Ministry of Finance Tanzania, 7.116% (6-month USLIBOR +5.200%), 6/23/2022	6/26/2017	710,000	688,092
200,000	[2]	Ministry of Finance Zambia, 7.879% (6-month USLIBOR +6.000%), 7/13/2020	7/17/2017	200,000	187,927
EUR 500,000		Senegal, Government of, 4.800%, 6/10/2020	2/4/2019	582,741	548,439
$2,000,000		Turk Eximbank, 2.796%, 11/18/2020	2/14/2020	2,000,000	1,962,600
		TOTAL			10,424,764
		Supranational—3.9%
1,500,000	[2]	African Export-Import Bank (Afreximbank), 2.453% (3-month USLIBOR +1.400%), 5/8/2020	4/2/2019	1,502,250	1,494,471
1,000,000	[2]	Eastern and Southern African Trade and Development Bank, 3.072% (3-month USLIBOR +1.200%), 10/3/2020	10/4/2018	1,000,000	986,835
		TOTAL			2,481,306
		Telecommunications - Wireless—1.2%
792,857	[2]	MTN Group Ltd., 3.763% (3-month USLIBOR +2.150%), 8/25/2021	7/12/2018– 3/25/2020	792,107	792,857
		Transportation - Air Transportation—2.8%
1,937,991	[2]	Avolon Aerospace, 4.180% (1-month USLIBOR +1.600%), 3/31/2025	11/27/2019	1,947,197	1,778,109
		Transportation - Transport Infrastructure/Services—2.7%
700,641	[2]	Armenia International Airports CJSC, 7.416% (6-month USLIBOR +5.500%), 12/23/2022	12/28/2017	707,647	670,226
638,744	[2]	Asyaport, 6.274% (6-month USLIBOR +4.400%), 1/10/2024	1/31/2017	638,743	635,420
467,386	[2]	Autopistas Urbanas SA (AUSA), 5.409% (3-month USLIBOR +3.500%), 11/15/2022	5/19/2017– 11/13/2017	460,375	445,736
		TOTAL			1,751,382
		Utility - Electric-Generation—4.4%
1,000,000		Bahamas Electricity Corp., 5.830%, 6/11/2020	2/28/2020	997,500	988,380
Annual Shareholder Report

Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—continued
		Utility - Electric-Generation—continued
$231,875	[2]	Casablanca & Giacote Solar PV Project, 5.212% (6-month USLIBOR +2.625%), 5/15/2020	5/15/2017	$227,237	$230,254
57,698	[2]	Egypt Electric AfreximBK, 7.450% (3-month USLIBOR +5.250%), 4/10/2020	8/3/2017	57,698	57,655
71,433	[2]	Egypt Electric, 6.827% (3-month USLIBOR +4.900%), 6/12/2023	1/31/2017	71,326	70,458
460,227	[2]	Karpower International B.V., 7.811% (12-month USLIBOR +6.500%), 10/30/2021	9/17/2019– 3/4/2020	460,227	449,153
1,000,000		Tunisia, Government of, 2.968% - 3.147%, 8/31/2020	3/2/2020– 3/3/2020	1,000,000	999,413
		TOTAL			2,795,313
		TOTAL TRADE FINANCE AGREEMENTS (IDENTIFIED COST $57,386,756)			55,375,067
		INVESTMENT COMPANY—11.1%
7,067,889		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.82%[5] (IDENTIFIED COST $7,065,878)			7,063,648
		TOTAL INVESTMENT IN SECURITIES—97.8% (IDENTIFIED COST $64,452,634)[6]			62,438,715
		OTHER ASSETS AND LIABILITIES - NET—2.2%[7]			1,434,633
		TOTAL NET ASSETS—100%			$63,873,348
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended March 31, 2020, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 3/31/2019	1,739,470
Purchases/Additions	63,377,582
Sales/Reductions	(58,049,163)
Balance of Shares Held 3/31/2020	7,067,889
Value	$7,063,648
Change in Unrealized Appreciation/Depreciation	$(2,203)
Net Realized Gain/(Loss)	$(4,336)
Dividend Income	$181,147
Annual Shareholder Report

At March 31, 2020, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation
Contracts Sold:
5/6/2020	State Street Bank & Trust Co.	1,000,000 EUR	$1,125,908	$21,563
5/22/2020	State Street Bank & Trust Co.	504,000 EUR	$565,492	$8,557
5/22/2020	State Street Bank & Trust Co.	505,625 EUR	$581,323	$22,593
6/12/2020	Citibank N.A.	510,000 EUR	$591,162	$27,152
7/7/2020	State Street Bank & Trust Co.	1,012,967 EUR	$1,142,230	$21,010
8/14/2020	State Street Bank & Trust Co.	97,650 EUR	$111,316	$3,115
9/8/2020	State Street Bank & Trust Co.	1,556,356 EUR	$1,743,293	$17,525
10/14/2020	State Street Bank & Trust Co.	122,593 EUR	$140,001	$3,918
11/16/2020	State Street Bank & Trust Co.	241,008 EUR	$275,502	$7,690
12/15/2020	State Street Bank & Trust Co.	150,375 EUR	$172,048	$4,792
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$137,915
Net Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2020, these restricted securities amounted to $55,375,067, which represented 86.7% of total net assets.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	Issuer in default.
4	Fair value determined by a valuation committee using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $64,452,634.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2020.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Trade Finance Agreements	$—	$—	$55,375,067	$55,375,067
Investment Company	7,063,648	—	—	7,063,648
TOTAL SECURITIES	$7,063,648	$—	$55,375,067	$62,438,715
Other Financial Instruments[1]
Assets	$—	$137,915	$—	$137,915
Liabilities	—	—	—	—
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$137,915	$—	$137,915
1	Other financial instruments are foreign exchange contracts.
Trade finance agreements' fair values are primarily derived from discounted cash flow methodologies utilizing unobservable inputs due to the lack of market transactions. The discount rate used within the methodologies to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to an investment's fair value. The discount rates used as of March 31, 2020, as inputs for valuing Fund investments ranged from 1.109% to 28.749%.
Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Trade Finance Agreements
Balance as of 3/31/2019	$48,881,278
Accrued discount/premiums	103,749
Realized gain (loss)	(18,558)
Change in unrealized appreciation (depreciation)	(1,876,411)
Purchases	72,665,020
(Sales)	(64,380,011)
Balance as of 3/31/2020	$55,375,067
The total change in unrealized appreciation (depreciation) attributable to investments still held at 3/31/2020	$(2,017,893)
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
CJSC	—Closed Joint-Stock Company
EUR	—Euro Currency
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,			Period Ended 3/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$9.98	$10.00	$10.02	$10.01
Income From Investment Operations:
Net investment income	0.39[2]	0.45	0.28[2]	0.02
Net realized and unrealized gain (loss)	(0.27)	(0.01)	0.02	0.00[3]
TOTAL FROM INVESTMENT OPERATIONS	0.12	0.44	0.30	0.02
Less Distributions:
Distributions from net investment income	(0.38)	(0.45)	(0.32)	(0.01)
Distributions from net realized gain	(0.01)	(0.01)	(0.00)[3]	—
TOTAL DISTRIBUTIONS	(0.39)	(0.46)	(0.32)	(0.01)
Net Asset Value, End of Period	$9.71	$9.98	$10.00	$10.02
Total Return[4]	1.13%	4.42%	3.04%	0.22%
Ratios to Average Net Assets:
Net expenses	0.71%	0.70%	0.67%	0.34%[5]
Net investment income	3.94%	4.44%	2.74%	1.37%[5]
Expense waiver/reimbursement[6]	0.32%	0.29%	0.34%	1.72%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$63,873	$51,680	$49,484	$70,873
Portfolio turnover	73%	57%	39%	4%
1	Reflects operations for the period from January 31, 2017 (date of initial public investment) to March 31, 2017. During the period prior to date of initial public investment, a distribution of $0.012 per share was made to the Adviser.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2020
Assets:
Investment in securities, at value including $7,063,648 of investment in an affiliated holding* (identified cost $64,452,634)		$62,438,715
Cash denominated in foreign currencies (identified cost $34,995)		34,664
Income receivable		494,843
Income receivable from an affiliated holding		6,533
Receivable for investments sold		874,389
Unrealized appreciation on foreign exchange contracts		137,915
TOTAL ASSETS		63,987,059
Liabilities:
Bank overdraft	$2,250
Due to broker	5,126
Payable for investment adviser fee (Note 5)	305
Payable for custodian fees	9,724
Payable for transfer agent fee	6,857
Payable for auditing fees	33,808
Payable for legal fees	4,871
Payable for portfolio accounting fees	45,461
Accrued expenses (Note 5)	5,309
TOTAL LIABILITIES		113,711
Net assets for 6,576,456 shares outstanding		$63,873,348
Net Assets Consist of:
Paid-in capital		$65,671,086
Total distributable earnings (loss)		(1,797,738)
TOTAL NET ASSETS		$63,873,348
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$63,873,348 ÷ 6,576,456 shares outstanding, no par value, unlimited shares authorized		$9.71
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended March 31, 2020
Investment Income:
Interest		$2,728,061
Dividends received from an affiliated holding*		181,147
TOTAL INCOME		2,909,208
Expenses:
Investment adviser fee (Note 5)	$313,282
Administrative fee (Note 5)	364
Custodian fees	11,365
Transfer agent fee	38,442
Directors'/Trustees' fees (Note 5)	7,365
Auditing fees	62,540
Legal fees	9,689
Portfolio accounting fees	136,025
Share registration costs	30,529
Printing and postage	16,024
Miscellaneous (Note 5)	16,467
TOTAL EXPENSES	642,092
Waiver/reimbursement of investment adviser fee (Note 5)	$(199,951)
Net expenses		442,141
Net investment income		2,467,067
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(4,336) on sales of investments in an affiliated holding*)		(25,734)
Net realized loss on foreign currency transactions		(35,699)
Net realized gain on foreign exchange contracts		97,122
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $(2,203) on investments in an affiliated holding*)		(1,936,890)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency		(290)
Net change in unrealized appreciation of foreign exchange contracts		88,447
Net realized and unrealized loss on investments, foreign exchange contracts and foreign currency transactions		(1,813,044)
Change in net assets resulting from operations		$654,023
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended March 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,467,067	$2,246,715
Net realized gain	35,689	45,130
Net change in unrealized appreciation/depreciation	(1,848,733)	(96,386)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	654,023	2,195,459
Distributions to Shareholders	(2,490,837)	(2,290,522)
Share Transactions:
Proceeds from sale of shares	12,000,001	—
Net asset value of shares issued to shareholders in payment of distributions declared	2,030,438	2,290,522
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,030,439	2,290,522
Change in net assets	12,193,625	2,195,459
Net Assets:
Beginning of period	51,679,723	49,484,264
End of period	$63,873,348	$51,679,723
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Cash Flows
For the Year Ended March 31, 2020
Operating Activities:
Change in net assets resulting from operations	$654,023
Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Used By Operating Activities:
Purchases of investment securities	(72,665,020)
Proceeds from disposition of investment securities	64,380,011
Purchase of short-term investments, net	(5,330,367)
Amortization/accretion of premium/discount, net	(103,749)
Increase in income receivable	(20,973)
Increase in receivable for investments sold	(282,181)
Increase in accrued expenses	42,957
Net realized loss on investments	25,734
Net realized gain on foreign exchange contracts	(97,107)
Net realized loss on foreign currency transactions	35,699
Net change in unrealized appreciation/depreciation of investments	1,936,890
Net change in unrealized appreciation of foreign exchange contracts	(88,447)
NET CASH USED BY OPERATING ACTIVITIES	(11,512,530)
Cash Flows Provided By Financing Activities:
Increase in cash overdraft	2,250
Proceeds from shares sold	12,000,001
Distributions paid in cash	(460,399)
NET CASH PROVIDED BY FINANCING ACTIVITIES	11,541,852
Effect of exchange rate changes on cash	290
Net increase in cash	29,612
Cash at beginning period	5,052
Cash at end of period	$34,664
Non-cash financing activities not included herein consist of reinvestments of dividends and distributions of $2,030,438.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2020
1. ORGANIZATION
Federated Project and Trade Finance Tender Fund (the “Fund”) was organized as a Delaware statutory trust on June 30, 2016, as a continuously offered, non-diversified, closed-end management investment company. The Fund is registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund's investment objective is to provide total return primarily from income.
Effective on or about June 29, 2020, the name of the Fund will change to Federated Hermes Project and Trade Finance Tender Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Annual Shareholder Report

Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
The Fund's investments in trade finance agreements are primarily determined by applying discounted cash flow methodologies utilizing various inputs such as available or implied credit ratings, loan characteristics, seniority, collateral, comparable debt instruments, yield curves or indices, broader loan data, bond data and bond sector curves. When appropriate, other considerations may include asset liquidation analyses, internal credit assessments and general market conditions. The Fund utilizes third-party pricing specialists in determining its valuations. Typically, there are no other sources of evaluations for these investments and the inputs utilized are less observable. Additionally, trade finance agreements are typically held to maturity by investors and therefore do not trade on a consistent basis. Accordingly, executed trade prices are usually unavailable and thus, generally cannot be relied upon to support valuations of these investments. Therefore, inputs unobservable in active markets must be relied upon more heavily and as such, the Fund's management has determined these to be level 3 investments. The prices realized for these investments upon sale may be different than prices used by the Fund to value them and the differences could be material.
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
Annual Shareholder Report

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense waiver and reimbursement of $199,951 is disclosed in various locations in Note 5.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the State of Delaware.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase returns and to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Annual Shareholder Report

Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $54,513 and $2,638, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$137,915
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign Exchange Contracts	$97,107

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign Exchange Contracts	$88,447
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended March 31	2020	2019
Shares sold	1,191,658	—
Shares issued to shareholders in payment of distributions declared	204,379	229,523
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,396,037	229,523
Annual Shareholder Report

Each Shareholder will automatically be a participant under the Fund's Dividend Reinvestment Plan (DRP) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gains distributions, if any, in cash may be made by notice to the Fund or, if applicable, to a Shareholder's broker or other intermediary (who should be directed to inform the Fund).
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$2,460,015	$2,288,208
Long-term capital gains	$30,822	$2,314
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of March 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$212,653
Net unrealized depreciation	$(2,014,250)
Undistributed long-term capital gains	$3,859
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for mark-to-market on foreign exchange contracts.
At March 31, 2020, the cost of investments for federal tax purposes was $64,452,634. The net unrealized depreciation of investments for federal tax purposes was $2,013,919. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $147 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,014,066.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. The Adviser and certain of its affiliates on their own initiative have agreed to waive their fees (if any), and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, proxy-related expenses, premiums for risk insurance policies on portfolio securities and certain legal fees related to specific investments paid by the Fund, if any) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.70% of the Fund's average daily net assets (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) August 1, 2020; or (b) the date of the Fund's next effective Prospectus.
Annual Shareholder Report

While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. For the year ended March 31, 2020, the Adviser voluntarily waived $193,954 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended March 31, 2020, the Adviser reimbursed $5,997.
Certain of the Fund's assets are managed by Federated Investors (UK) LLP (the “Sub-Adviser”) an affiliate of the Adviser. Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.39% of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended March 31, 2020, the Sub-Adviser earned a fee of $244,856.
Administrative Services
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS receives no compensation for providing administrative services to the Fund.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2020, were as follows:
Purchases	$32,793,008
Sales	$29,948,406
7. CONCENTRATION OF RISK
A substantial portion of the Fund's portfolio may be comprised of entities in the Energy sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At March 31, 2020, the diversification of countries was as follows:
Country	Percentage of Total Net Assets
Nigeria	7.5%
Turkey	4.1%
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Country	Percentage of Total Net Assets
Kenya	4.0%
South Africa	3.6%
Angola	3.5%
Ghana	3.4%
Ivory Coast	3.3%
Ukraine	3.2%
Azerbaijan	2.8%
Ireland	2.8%
Qatar	2.3%
Gabon	2.3%
Oman	2.2%
Argentina	2.1%
Pakistan	2.1%
Indonesia	1.8%
Singapore	1.8%
Kuwait	1.7%
Egypt	1.7%
Malaysia	1.6%
Kazakhstan	1.6%
Brazil	1.6%
Tunisia	1.6%
Denmark	1.6%
United Kingdom	1.6%
Burkina Faso	1.5%
Bahamas	1.5%
Ecuador	1.5%
Suriname	1.4%
Rwanda	1.3%
Uruguay	1.1%
Tanzania, United Republic Of	1.1%
Armenia	1.0%
Russia	1.0%
Italy	1.0%
Senegal	0.9%
Maldives	0.8%
Ethiopia	0.8%
India	0.7%
Lebanon	0.7%
Bahrain	0.6%
Georgia	0.5%
Annual Shareholder Report

Country	Percentage of Total Net Assets
Gambia	0.4%
Thailand	0.3%
Zambia	0.3%
8. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund's investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance.
9. subsequent eventS
The Fund has received notification from a majority shareholder of their intent to liquidate their position in the Fund. In order to facilitate an orderly redemption, this process will commence in the second quarter of 2020 and continue in the following quarters.
Effective on or about June 26, 2020, the name of the Sub-Adviser will change to Federated Hermes (UK) LLP.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended March 31, 2020, the amount of long-term capital gains designated by the Fund was $30,822.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Federated Project and Trade Finance Tender Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Project and Trade Finance Tender Fund (the “Fund”), as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the four-year period ended March 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Hermes' investment companies since 2006.
Boston, Massachusetts
May 27, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 10/1/2019	Ending Account Value 3/31/2020	Expenses Paid During Period[1]
Actual	$1,000	$991.10	$3.53
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.45	$3.59
1	Expenses are equal to the Fund's annualized net expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).
Annual Shareholder Report

Board of Trustees and Fund Officers
The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Fund comprised one portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: June 2016	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: November 2016	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: June 2016	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: November 2016	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Officer since: November 2016 Portfolio Manager since: December 2016	Principal Occupations: Ihab Salib has been a Portfolio Manager of the Fund since December 2016. He is Vice President of the Fund. Mr. Salib joined Federated Hermes in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Chris McGinley Birth Date: July 28, 1978 Vice President Officer since: November 2016 Portfolio Manager since: December 2016	Principal Occupations: Chris McGinley has been the Fund's Portfolio Manager since December 2016. He is Vice President of the Fund. Mr. McGinley joined Federated Hermes in 2004 as an associate research analyst in the international fixed-income department. He became an Assistant Vice President of the Fund's Adviser in 2005 and Vice President in 2013. Mr. McGinley joined the Sub-Adviser in 2013. Mr. McGinley worked in Senator Rick Santorum's office in 2001 and from 2002 to 2004 he served as Legislative Correspondent for Senator Santorum. Mr. McGinley earned his B.S. and received his M.P.I.A. from the University of Pittsburgh.
Maarten Offeringa Birth Date: February 1, 1976 Vice President Officer since: August 2019 Portfolio Manager since: July 2019	Principal Occupations: Maarten Offeringa has been the Fund's portfolio manager since July 2019. He is Vice President of the Fund. Mr. Offeringa joined Federated Hermes in 2018. Mr. Offeringa is responsible for providing research and advice on sector allocation and security selection. He has worked in financial services since 2002; has worked in investment management since 2018; has managed investment portfolios since 2019. Previous associations: Director, Bank of America Merrill Lynch; Vice President, J.P. Morgan. Education: MA, Vrije Universiteit Amsterdam.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
FEDERATED PROJECT AND TRADE FINANCE TENDER FUND (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”) reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively “Federated”) on matters relating to the funds advised by Federated, (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings, at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, as among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the
Annual Shareholder Report

overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, sub-adviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the fund industry and market practices; the range of comparable fees for similar funds in the fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar funds more heavily than non-fund products or services because it is believed that they are more relevant. For example, other closed-end funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and that the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report

For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., applicable institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risks associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board
Annual Shareholder Report

as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases, there may be differences in the funds' objectives or investment management techniques or the costs to implement the funds, even within the same Peer Group. The Board received and considered information regarding each Fund's discount to net asset value per share, including comparative data for the Peer Group.
For the one-year period covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or
Annual Shareholder Report

elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
Annual Shareholder Report

appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
For each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email CEinfo@federatedinvestors.com.
Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.
This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

Federated Project and Trade Finance Tender Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 31424D104

Q453325 (5/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c),(d) There were no amendments to or waivers from the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers during the period covered by this report.

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:  John T. Collins, G. Thomas Hough and Thomas M. O’Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $58,980

Fiscal year ended 2019 – $55,560

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 – $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 – $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exhange Commission’s (“SEC”) rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	N/A

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $49,337

Fiscal year ended 2019 - $0

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, KPMG LLP (“KPMG”), has the ability to exercise objective and impartial judgment on all issues encompassed within its audit services. KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like the risk faced by other registrants, there is a risk that activities or relationships of KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, KPMG informed the Audit Committee that KPMG and/or covered person professionals within KPMG maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies audited by KPMG (collectively, the “KPMG Funds”).

KPMG informed the Audit Committee that KPMG believes that these lending relationships described above do not and will not impair KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that KPMG has been and is capable of objective and impartial judgment on all issues encompassed within KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the SEC issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the KPMG Funds.

Item 5.	Audit Committee of Listed Registrants

The registrant has established an Audit Committee of the Board as described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee consists of the following Board members: John T. Collins, G. Thomas Hough, Maureen Lally-Green and Thomas M. O’Neill.

Item 6.	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Voting Proxies On Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser's general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the registrant’s investment objectives and the specific circumstances described in the proxy statement and other available information.

On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become over-boarded (more than five board for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.

On other matters of corporate governance, generally the Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.

On environmental and social matters, generally the Adviser will vote in favor of shareholder proposals calling for (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opoids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally the Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying, and memberships in trade associations.

On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.

On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the registrant.

In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.

If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.

For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Adviser's investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance, and proxy voting.

The Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. Currently this service is provided by Glass Lewis & Co. LLC. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the registrant (and its shareholders) and those of the Adviser or the Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the registrant owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the registrant owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the registrant's proxies for that fund depending on the size of the position. If the registrant owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the registrant's proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the registrant owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers' Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders' meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:

1.	A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
2.	Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the registrant voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the registrant at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of the date of filing of the report, the Portfolio Managers listed below are jointly and primarily responsible for managing the registrant’s assets.

Portfolio Manager Information

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the registrant. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the registrant from being negatively affected as a result of any such potential conflicts.

The following information about the registrant's Portfolio Managers is provided as of the end of the registrant's most recently completed fiscal year unless otherwise indicated.

Ihab L. Salib, Senior Portfolio Manager

Ihab L. Salib, Senior Portfolio Manager, has been the registrant’s portfolio manager since its inception December of 2016.

Mr. Salib is a Senior Portfolio Manager, Head of the International Fixed Income Group and Chairman of the Currency Management Committee. He is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1999; has worked in investment management since 1992; has managed investment portfolios since 2002. Education: B.A., State University of New York at Stony Brook.

Types of Accounts Managed by Ihab Salib	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	13/$1.5 billion	0/$0
Other Pooled Investment Vehicles	7/$653.7 million	0/$0
Other Accounts	0/$0	2/$333.6 million

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP), and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Salib is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Salib is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated Hermes' senior management's assessment of team contributions. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Christopher P. McGinley, Portfolio Manager

Christopher P. McGinley has been the registrant’s portfolio manager since December of 2016.

Mr. McGinley is Head of the Trade Finance Team and is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 2004; has worked in investment management since 2005; has managed investment portfolios since 2009. Education: B.S., University of Pittsburgh; M.P.I.A., University of Pittsburgh.

Types of Accounts Managed by Christopher McGinley	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	6/$602.0 million
Other Pooled Investment Vehicles	1/$65.8 million
Other Accounts	0/$0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Christopher McGinley is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP), and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and is paid entirely in cash. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. McGinley is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. McGinley is responsible when his compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. McGinley’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Maarten Offeringa, Portfolio Manager

Maarten Offeringa, Portfolio Manager, has been the registrant’s portfolio manager since July of 2019.

Mr. Offeringa is responsible for providing research and advice on sector allocation and security selection. He has been with the Adviser or an affiliate since 2018; has worked in financial services since 2002; has worked in investment management since 2018; has managed investment portfolios since 2019. Previous associations: Director, Bank of America Merrill Lynch; Vice President, J.P. Morgan. Education: MA, Vrije Universiteit Amsterdam.

Types of Accounts Managed by Maarten Offeringa	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	1/$602.0 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Maarten Offeringa is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP), and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and is paid entirely in cash. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Offeringa is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Offeringa is responsible when his compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Offeringa’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable. The registrant does not currently participate in a securities lending program and did not engage in any securities lending activities during the period of this report.

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Project and Trade Finance Tender Fund

By /S/ Lori A. Hensler

Lori A. Hensler, Treasurer and Principal Financial Officer

Date ___May 27, 2020____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, President and Principal Executive Officer

Date ___May 27, 2020____

By /S/ Lori A. Hensler

Lori A. Hensler, Treasurer and Principal Financial Officer

Date ___May 27, 2020____